                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): AUGUST 11, 2000
                                (JULY 13, 2000)

                                   -----------

                                 CRIIMI MAE INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             MARYLAND                  1-10360             52-1622022
    (State or other jurisdiction    (Commission         (I.R.S. Employer
         of incorporation)          File Number)       Identification No.)


                                  -----------




                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         On July 13, 14, and 21, 2000, CRIIMI MAE Inc. and its two affiliates, CRIIMI MAE Management, Inc. and CRIIMI Holdings II, L.P. (collectively, the "Debtors") filed with the United States Bankruptcy Court for the District of Maryland, Greenbelt (the "Bankruptcy Court") twelve (12) praecipes amending and supplementing their Third Amended Joint Plan of Reorganization and proposed Second Amended Joint Disclosure Statement. Attached as exhibits to this Current Report on Form 8-K are such twelve (12) praecipes identified as follows: (1) Praecipe Filing Substituted Pages to the Debtors' Third Amended Joint Plan of Reorganization filed with the Bankruptcy Court on July 13, 2000; (2) Praecipe Filing Amended Exhibit 3 to the Debtors' Third Amended Joint Plan of Reorganization filed with the Bankruptcy Court on July 13, 2000; (3) Praecipe Filing Amended Exhibit 2 to the Debtors' Third Amended Joint Plan of Reorganization filed with the Bankruptcy Court on July 14, 2000; (4) Praecipe Filing Further Substituted Pages to the Debtors' Third Amended Joint Plan of Reorganization filed with the Bankruptcy Court on July 21, 2000; (5) Praecipe Filing Exhibit 4 to the Debtors' Third Amended Joint Plan of Reorganization filed with the Bankruptcy Court on July 21, 2000; (6) Praecipe Filing Substituted Pages to the Debtors' Second Amended Joint Disclosure Statement filed with the Bankruptcy Court on July 13, 2000; (7) Praecipe Filing Amended Exhibit E (Including Exhibits Thereto) to the Debtors' Second Amended Joint Disclosure Statement filed with the Bankruptcy Court on July 13, 2000; (8) Praecipe Filing Exhibit H to the Debtors' Second Amended Joint Disclosure Statement filed with the Bankruptcy Court on July 13, 2000; (9) Praecipe Filing Further Substituted Pages to the Debtors' Second Amended Joint Disclosure Statement filed with the Bankruptcy Court on July 21, 2000; (10) Praecipe Filing Amended Exhibit B to the Debtors' Second Amended Joint Disclosure Statement filed with the Bankruptcy Court on July 21, 2000; (11) Praecipe Filing Substituted Page in Exhibit C to Exhibit E to the Debtors' Second Amended Joint Disclosure Statement filed with the Bankruptcy Court on July 21, 2000; and (12) Praecipe Filing Amended Page to Exhibit G to the Debtors' Second Amended Joint Disclosure Statement filed with the Bankruptcy Court on July 21, 2000. Each of such exhibits is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The following exhibits are filed as a part of this Current Report on Form 8-K:

         (c)      Exhibits:

                  2.1 Praecipe Filing Substituted Pages to the Debtors' Third Amended Joint Plan of Reorganization filed with the Bankruptcy Court on July 13, 2000.

                  2.2 Praecipe Filing Amended Exhibit 3 to the Debtors' Third Amended Joint Plan of Reorganization filed with the Bankruptcy Court on July 13, 2000.

                  2.3 Praecipe Filing Amended Exhibit 2 to the Debtors' Third Amended Joint Plan of Reorganization filed with the Bankruptcy Court on July 14, 2000.

                  2.4 Praecipe Filing Further Substituted Pages to the Debtors' Third Amended Joint Plan of Reorganization filed with the Bankruptcy Court on July 21, 2000.

                  2.5 Praecipe Filing Exhibit 4 to the Debtors' Third Amended Joint Plan of Reorganization filed with the Bankruptcy Court on July 21, 2000.

                  99.1 Praecipe Filing Substituted Pages to the Debtors' Second Amended Joint Disclosure Statement filed with the Bankruptcy Court on July 13, 2000.

                  99.2 Praecipe Filing Amended Exhibit E (Including Exhibits Thereto) to the Debtors' Second Amended Joint Disclosure Statement filed with the Bankruptcy Court on July 13, 2000.

                  99.3 Praecipe Filing Exhibit H to the Debtors' Second Amended Joint Disclosure Statement filed with the Bankruptcy Court on July 13, 2000.

                  99.4 Praecipe Filing Further Substituted Pages to the Debtors' Second Amended Joint Disclosure Statement filed with the Bankruptcy Court on July 13, 2000.

                  99.5 Praecipe Filing Amended Exhibit B to the Debtors' Second Amended Joint Disclosure Statement filed with the Bankruptcy Court on July 21, 2000.

                  99.6 Praecipe Filing Substituted Page in Exhibit C to Exhibit E to the Debtors' Second Amended Joint Disclosure Statement filed with the Bankruptcy Court on July 21, 2000.

                  99.7 Praecipe Filing Amended Page to Exhibit G to the Debtors' Second Amended Joint Disclosure Statement filed with the Bankruptcy Court on July 21, 2000.

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                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    CRIIMI MAE Inc.



                                                                /S/
Dated:  August 11, 2000                             ---------------------------
                                                    H. William Willoughby
                                                    President

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                                  EXHIBIT INDEX


Exhibit
No.                                         Description
--------------------------------------------------------------------------------

*2.1     Praecipe Filing Substituted Pages to the Debtors' Third Amended Joint
         Plan of Reorganization filed with the Bankruptcy Court on July 13,
         2000.

*2.2     Praecipe Filing Amended Exhibit 3 to the Debtors' Third Amended Joint
         Plan of Reorganization filed with the Bankruptcy Court on July 13,
         2000.

*2.3     Praecipe Filing Amended Exhibit 2 to the Debtors' Third Amended Joint
         Plan of Reorganization filed with the Bankruptcy Court on July 14,
         2000.

*2.4     Praecipe Filing Further Substituted Pages to the Debtors' Third Amended
         Joint Plan of Reorganization filed with the Bankruptcy Court on July
         21, 2000.

*2.5     Praecipe Filing Exhibit 4 to the Debtors' Third Amended Joint Plan of
         Reorganization filed with the Bankruptcy Court on July 21, 2000.

*99.1    Praecipe Filing Substituted Pages to the Debtors' Second Amended Joint
         Disclosure Statement filed with the Bankruptcy Court on July 13, 2000.

*99.2    Praecipe Filing Amended Exhibit E (Including Exhibits Thereto) to the
         Debtors' Second Amended Joint Disclosure Statement filed with the
         Bankruptcy Court on July 13, 2000.

*99.3    Praecipe Filing Exhibit H to the Debtors' Second Amended Joint
         Disclosure Statement filed with the Bankruptcy Court on July 13, 2000.

*99.4    Praecipe Filing Further Substituted Pages to the Debtors' Second
         Amended Joint Disclosure Statement filed with the Bankruptcy Court on
         July 13, 2000.

*99.5    Praecipe Filing Amended Exhibit B to the Debtors' Second Amended Joint
         Disclosure Statement filed with the Bankruptcy Court on July 21, 2000.

*99.6    Praecipe Filing Substituted Page in Exhibit C to Exhibit E to the
         Debtors' Second Amended Joint Disclosure Statement filed with the
         Bankruptcy Court on July 21, 2000.

*99.7    Praecipe Filing Amended Page to Exhibit G to the Debtors' Second
         Amended Joint Disclosure Statement filed with the Bankruptcy Court on
         July 21, 2000.


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*Filed herewith.